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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): November 5, 2003

                                          MISSION ENERGY HOLDING COMPANY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-68632                             95-4867576
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                         2600 Michelson Drive, Suite 1700
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-852-3576
                               (Registrant's telephone number, including area code)

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Items 1 through 11 are not included because they are inapplicable.

This current report includes forward-looking statements. Mission Energy Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy Holding Company's control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 12.  Results of Operations and Financial Condition

         On November 5, 2003, Edison International, the ultimate parent company of Mission Energy Holding
Company, issued press releases that included information about Mission Energy Holding Company's (parent company only) and Edison Mission Energy's (consolidated) financial results for the third quarter of 2003.  Copies of the press releases are attached as Exhibits 99.1 and 99.2. The information furnished in this Item 12, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Mission Energy Holding Company
                                                    (Registrant)

Date:                 November 5, 2003                                      /s/ Kevin M. Smith
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                                                                              KEVIN M. SMITH
                                                             Senior Vice President and Chief Financial Officer